Exhibit 99

HSBC Finance Corporation
Supplement to the Form 10-Q for the
period ended June 30, 2006

Forward Looking Statements

This document, and subsequent discussion, contains certain forward-looking information with respect to the financial condition, results of operations and business of HSBC Holdings plc and HSBC Finance Corporation. This information represents expectations or beliefs concerning future events and is subject to unknown risks and uncertainties. This information speaks only as of the date on which it is provided. Additional detailed information concerning important factors that could cause actual results to differ materially is available in the HSBC Holdings plc 2005 Annual Report for the year ended December 31, 2005 and the HSBC Finance Corporation Annual Report on Form 10-K for the year ended December 31, 2005 and Quarterly Report on Form 10-Q for the quarter ended March 31, 2006.

Basis of Reporting(1)

•	International Financial Reporting Standards (“IFRSs”) From January 1, 2005, HSBC Holdings plc (“HSBC”) has prepared its consolidated financial statements in accordance with International Financial Reporting Standards as endorsed by the European Union. IFRSs comprise accounting standards issued by the International Accounting Standards Board and its predecessor body as well as interpretations issued by the International Financial Reporting Interpretations Committee and its predecessor body. Please see HSBC’s 2005 Annual Report for more detail regarding significant accounting policies.

•	HSBC Finance Corporation — Managed Basis (a non-GAAP financial measure) assumes that securitized customer loans have not been sold and remain on the balance sheet.

•	HSBC Finance Corporation — Management Basis In addition to managed basis reporting, operations are monitored and trends are evaluated on a management basis (a non-GAAP financial measure). Management basis reporting, in addition to the managed basis adjustments, assumes that the mortgages and private label customer loans transferred to HSBC’s U.S. banking subsidiary, HSBC Bank USA, N.A. (“HSBC Bank USA”), have not been sold and remain on the balance sheet. Additionally, operations are monitored and trends are evaluated on a management basis because the customer loan sales to HSBC Bank USA were conducted primarily to more appropriately fund prime customer loans within the HSBC Group and such customer loans continue to be managed and serviced by us without regard to ownership. Furthermore, operating results are reviewed and decisions are made about allocating certain resources such as employees on a management basis.

When reporting on a management basis, net interest income, fee income and loan impairment charges are adjusted to include the activity associated with these customer loans transferred to HSBC Bank USA. Gains on sales, loan premium amortization and the related servicing fees are eliminated. Management believes that management basis information enables readers, investors and other interested parties to better understand the overall performance and related trends of our consumer finance business.

•	HSBC Finance Corporation — IFRS Management Basis (a non-GAAP financial measure) represents management basis results adjusted in accordance with IFRSs. In this document, the term “customer loans” is synonymous to “receivables” in our U.S. GAAP financial statements.

(1)	Certain adjustments have been made to prior period amounts to conform to the current period presentation.

HSBC Finance Corporation – June 30, 2006 Highlights
IFRS Management Basis (A Non-GAAP Measure)

•	Solid growth in a stable U.S. economy drove improved performance over the six months ended December 31, 2005 and the year-ago period. Overall credit quality is stable across most of our domestic businesses.

•	Profit for the Period increased 43% over the second half of 2005 and 17% year-over-year

–	Profit Before Tax increased 70% over the second half of 2005 and 22% over the year-ago period. Excluding derivative and fair value impacts, Profit Before Tax increased 68% and 41% over the six months ended December 31, 2005 and June 30, 2005, respectively.

•	Net Interest Income increased 10% over the second half of 2005 and 12% year-over-year

–	Increase fueled by customer loan growth including the Metris portfolio purchased in December 2005

–	Includes 2006 adjustment to the calculation of effective interest on credit card balances with low introductory rates, some of which would have otherwise been recorded in prior periods

–	Excluding this 2006 adjustment, Metris and the 2005 sale of the U.K. credit card business, Net Interest Income increased 3% compared to the second half of 2005 and 4% year-over-year

☐	Benefits from customer loan growth were partially offset by continued margin pressure due to increased cost of funds and a higher proportion of lower yielding mortgages

–	Average Customer Loans grew 9% over December 2005 while year-over-year growth of 18% includes good organic growth across all products

•	Loan Impairment Charges decreased 27% from the second half of 2005 and 3% year-over-year

–	Decreased bankruptcy filings in 2006 following change in U.S. legislation in October 2005, which accelerated Loan Impairment Charges in the fourth quarter of 2005, a portion of which would otherwise have been experienced in 2006

–	Reduced estimated exposure associated with Hurricane Katrina (“Katrina”) in the first half of 2006

–	Lower Loan Impairment Charges year-over-year

☐	Benefited from higher proportion of near-prime residential mortgage and motor vehicle finance customer loans

☐	Partially offset by higher loss estimates for our Correspondent/ Wholesale channel’s 2005 second lien and portions of the 2005 first lien residential mortgage portfolios, which are showing some signs of deterioration

☐	Overall credit quality remains stable across other parts of our mortgage portfolios

HSBC Finance Corporation
IFRS Management Basis (A Non-GAAP Measure)

	Six Months Ended

	June 30,	December 31,	June 30,
	2006	2005	2005

	(millions $)
Net Interest Income	$5,924	$5,402	$5,287
Net Fee Income	1,434	1,243	1,163
Trading Income:
Loans Held for Resale	209	146	123
Hedge Ineffectiveness and Mark-to-market on Non-qualifying Hedges	(6)	(114)	53

Total Trading Income	203	32	176
Net Income from Financial Instruments Designated at Fair Value(1)	28	103	265
Other Operating Income	381	619	336

Total Operating Income	7,970	7,399	7,227
Loan Impairment Charges and Other Credit Risk Provisions	2,311	2,880	2,321
Loan Impairment Charges, Katrina related	(61)	202	—
Operating Expenses	2,919	2,670	2,611

Profit Before Tax	2,801	1,647	2,295
Tax Expense	1,013	400	763

Profit for the Period	$1,788	$1,247	$1,532

Adjustments, net of Tax Expense:
Katrina impact	(38)	139	—
Gain on sale of U.K. loans	—	(176)	—

Adjusted Profit for the Period	$1,750	$1,210	$1,532

Cost Efficiency Ratio	36.6%	36.1%	36.1%
Operating Expenses/ Average Customer Loans	3.5%	3.4%	3.6%

(1)	Includes gains and losses from changes in fair value of debt securities in issue designated at fair value and gains and losses from changes in fair value of derivatives that are managed in conjunction with them of $23, $103 and $265 million for the six months ended June 30, 2006, December 31, 2005 and June 30, 2005, respectively. June 2006 also includes $5 million of income from assets held to meet liabilities under insurance contracts.

HSBC Finance Corporation
Key Ratios – Management Basis (A Non-GAAP Measure)(1)

•	Net Interest Margin (NIM) down from the prior year second quarter and broadly flat sequentially

–	Continuing margin pressure due to higher cost of funds and a higher proportion of lower yielding residential mortgage loans partially offset by a higher yield due to repricing efforts

•	RAR down from the prior quarter and prior year second quarter

–	First quarter benefited from seasonal Taxpayer Financial Services revenues. Higher second quarter charge-offs were due to expected seasoning in the residential mortgage and credit card portfolios as well as higher than expected charge-offs in certain portions of the 2005 Correspondent/Wholesale channel originations. These items were partially offset by higher fee income.

–	Lower NIM than prior year was partially offset by generally favorable credit performance

•	ROMA down from the prior quarter but better than prior year second quarter

–	Compared to the prior quarter, ROMA decreased due to first quarter’s seasonal Taxpayer Financial Services revenues and higher second quarter provision for credit losses

–	Compared to second quarter 2005, expense growth was lower than receivable growth. Improved efficiency and generally favorable credit performance were partially offset by lower NIM.

(1)	Derived from U.S. GAAP reported results and adjusted to management basis as further described on page 3.

(2)	Excludes mark-to-market on derivatives which do not qualify as effective hedges and ineffectiveness associated with qualifying hedges under SFAS No. 133.

HSBC Finance Corporation
Credit Quality – Management Basis (A Non-GAAP Measure)(1)

•	Overall credit trends remain favorable as shown in the 2+ delinquency ratio of 3.57%

•	Charge-off ratio increased from the prior quarter and decreased from the prior year second quarter

—	Increase from prior quarter driven by seasoning of the growing mortgage portfolio and higher than expected losses on certain 2005 originations in our Correspondent/Wholesale channel business, primarily in the second lien products, expected seasoning of the Metris portfolio and a moderate increase in bankruptcy filings

—	Decreased from the prior year quarter primarily due to lower personal bankruptcy filings following the new bankruptcy legislation enacted in 2005

•	RAR down from the prior quarter and prior year second quarter

—	First quarter benefited from seasonal Taxpayer Financial Services revenues. Higher second quarter charge-offs were due to expected seasoning in the residential mortgage and credit card portfolios as well as higher than expected charge-offs in certain portions of the 2005 Correspondent/Wholesale channel originations. These items were partially offset by higher fee income.

—	Lower NIM than prior year was partially offset by generally favorable credit performance

(1)	Derived from U.S. GAAP reported results and adjusted to management basis as further described on page 3.

(2)	Excludes mark-to-market on derivatives which do not qualify as effective hedges and ineffectiveness associated with qualifying hedges under SFAS No. 133.

HSBC Finance Corporation
IFRS Management Basis (A Non-GAAP Measure)

CUSTOMER LOANS

				June 06
				Increase/(Decrease)

				%

	June 06	Dec 05	June 05	Dec 05	June 05

	(millions $)
Branch Residential Mortgages	$44,430	$41,341	$39,243	7%	13%
Correspondent Residential Mortgages	51,446	44,297	36,494	16	41

Residential Mortgages	95,876	85,638	75,737	12	27
MasterCard/ Visa(1) Credit Cards	25,676	25,819	22,192	(1)	16
Private Label Cards	19,057	19,656	18,014	(3)	6
Motor Vehicle Finance	12,417	11,911	10,838	4	15
Other Unsecured Personal Lending	21,288	20,745	19,756	3	8
Commercial and Other	25	33	72	(24)	(65)

Total Customer Loans	$174,339	$163,802	$146,609	6%	19%

(1)	MasterCard is a registered trademark of MasterCard International, Incorporated and Visa is a registered trademark of VISA USA, Inc.

HSBC Finance Corporation
June 30, 2006 — Business Unit Highlights

Retail Branch Channel	Correspondent/
(HFC/Beneficial)	Wholesale Channel

• Continued good loan growth

  – Residential mortgage products up
     13% year-over-year

     ☐ Includes both near-prime and
          non-prime segments

     ☐ Strong originations driven by increased
          productivity

     ☐ Lower liquidation

  – Unsecured products up year-over-year driven
     by successful direct mail campaigns
     and upsell efforts

• Cross sell volume continues to expand

  – Motor vehicle loans and credit card sales in
     branch offices contribute to overall growth

• Although housing market is slowing, credit
   quality remains stable due to higher mix of
fixed rate loans	• Strong residential mortgage growth

  – Portfolio up 41% year-over-year

• Slow down in housing market

• Experiencing some deterioration in performance
   in selected portions of the 2005 originations

• Monitoring and mitigation actions under way

HSBC Finance Corporation
June 30, 2006 — Business Unit Highlights

Credit Card	Private Label

• Solid year-over-year profits, good organic loan
   and operating income growth

• Increased net interest margin year-over-year
   through repricing initiatives and growing
   non-prime book

• Solid growth in fee and other operating income
   from the prior year due to growing portfolio and
   higher interchange fees

• Improved credit quality year-over-year driven by
   lower bankruptcy charge-offs and filings

• Metris integration well underway and
   performing better than expected

• Changes in minimum monthly payment
   guidelines have resulted in lower credit card
   fees to date and are expected to have a
   material impact on full-year results at the
   business unit but no material impact to
consolidated results	• Signed new merchants, Boscov’s Department
   Stores and Musician’s Friend

• Risk adjusted revenue performing well
   compared to the prior year quarter as positive
   credit trends and higher fee income mitigated
   margin compression

• Changes in minimum monthly payment
   guidelines are expected to have an unfavorable,
   but immaterial, impact on 2006 results of
this business

HSBC Finance Corporation
June 30, 2006 — Business Unit Highlights

Auto	International
• Good organic loan growth in consumer direct channel

• A stable economy and active portfolio
   management are yielding higher fee income

• Continue to optimize collection strategies to improve cash collections	Canada

• Good loan growth and profitability

  – Branch expansion contributed to strong growth
     in unsecured and real estate secured products
     due to investment in external lead campaigns
     and strong real estate market

  – Growth initiatives in motor vehicle and credit
     cards contributed favorably to customer loan
     growth

• Credit quality stable

UK

• Focus remains on credit and loss mitigation in a
   continued challenging environment as bankruptcy
   and individual voluntary arrangement filings
continue to climb

Appendix

RECONCILIATIONS TO GAAP FINANCIAL MEASURES
HSBC Finance Corporation Income Statement
IFRS Management Basis

	Six Months Ended 06/30/06			Six Months Ended 12/31/05			Six Months Ended 06/30/05

		IFRS			IFRS			IFRS
		Management	IFRS		Management	IFRS		Management	IFRS
	Owned	Basis	Management	Owned	Basis	Management	Owned	Basis	Management
	Basis	Adjustments	Basis	Basis	Adjustments	Basis	Basis	Adjustments	Basis

	(dollars are in millions)
Net interest income	$5,013	$911	$5,924	$4,461	$941	$5,402	$3,923	$1,364	$5,287
Net fee income	834	600	1,434	908	335	1,243	660	503	1,163
Trading income:
Loans held for resale	—	209	209	—	146	146	—	123	123
Hedge ineffectiveness and mark-to-market on non-qualifying hedges	—	(6)	(6)	—	(114)	(114)	—	53	53

Total trading income	—	203	203	—	32	32	—	176	176
Net income from financial instruments designated at fair value	—	28	28	—	103	103	—	265	265
Other operating income	1,816	(1,435)	381	1,426	(807)	619	2,011	(1,675)	336

Total operating income	7,663	307	7,970	6,795	604	7,399	6,594	633	7,227

Loan impairment charges and other credit risk provisions	2,169	142	2,311	2,486	394	2,880	1,872	449	2,321
Loan impairment charges, Katrina related	(55)	(6)	(61)	185	17	202	—	—	—
Operating expenses	3,253	(334)	2,919	3,114	(444)	2,670	3,069	(458)	2,611

Profit before tax	2,296	505	2,801	1,010	637	1,647	1,653	642	2,295
Tax expense	840	173	1,013	336	64	400	555	208	763

Profit for the period	$1,456	$332	$1,788	$674	$573	$1,247	$1,098	$434	$1,532

Adjustments, net of tax expense:
Katrina impact	—	(38)	(38)	—	139	139	—	—	—
Gain on sale of U.K. loans	—	—	—	—	(176)	(176)	—	—	—

Adjusted profit for the period	$1,456	$294	$1,750	$674	$536	$1,210	$1,098	$434	$1,532

Cost Efficiency Ratio:
Total operating expenses	$3,253	$(334)	$2,919	$3,114	$(444)	$2,670	$3,069	$(458)	$2,611
Policyholders’ benefits	(225)	225	—	(218)	218	—	(238)	238	—

Total operating expenses, excluding policyholders’ benefits	$3,028	$(109)	$2,919	$2,896	$(226)	$2,670	$2,831	$(220)	$2,611

Net interest income and other operating income	$7,663	$307	$7,970	$6,795	$604	$7,399	$6,594	$633	$7,227
Policyholders’ benefits	(225)	225	—	(218)	218	—	(238)	238	—

Net interest income and other operating income, excluding policyholders’ benefits	$7,438	$532	$7,970	$6,577	$822	$7,399	$6,356	$871	$7,227

Cost efficiency ratio	40.7%		36.6%	44.0%		36.1%	44.5%		36.1%

Profit for the period growth:
Profit for the period	$1,456	$332	$1,788	$674	$573	$1,247	$1,098	$434	$1,532
IFRS management basis profit for the period growth:
06/30/06 compared to 06/30/05			17%
06/30/06 compared to 12/31/05			43%

1

RECONCILIATIONS TO GAAP FINANCIAL MEASURES
HSBC Finance Corporation
Management Basis

	Three Months Ended

	June 30, 2006	March 31, 2006	December 31, 2005	September 30, 2005	June 30, 2005	March 31, 2005

	(dollars are in millions)
Net Interest Income:
Net interest income:
Owned basis	$2,549	$2,464	$2,298	$2,163	$2,035	$1,888
Management basis adjustments	381	435	475	524	620	711

Management basis	$2,930	$2,899	$2,773	$2,687	$2,655	$2,599

Average interest-earning assets:
Owned basis	$153,021	$147,266	$138,788	$127,038	$119,523	$112,985
Managed basis adjustments	2,620	3,505	5,757	7,779	10,203	12,884
Management basis adjustments	20,324	20,831	21,063	20,806	20,163	20,225

Management basis	$175,965	$171,602	$165,608	$155,623	$149,889	$146,094

Owned basis net interest margin	6.66%	6.69%	6.62%	6.81%	6.81%	6.68%
Management basis net interest margin	6.66%	6.76%	6.70%	6.91%	7.09%	7.12%

Return on Average Assets:
Profit for the period:
Owned basis	$568	$888	$393	$281	$472	$626
Management basis adjustments	57	80	50	34	36	72

Management basis	$625	$968	$443	$315	$508	$698

Adjusted profit for the period:
Owned basis	$568	$888	$393	$281	$472	$626
Management basis adjustments	57	80	50	34	36	72
Derivative adjustments	6	(34)	25	43	(37)	(157)

Management basis adjusted for derivatives	$631	$934	$468	$358	$471	$541

Average assets:
Owned basis	$167,505	$162,688	$150,644	$141,765	$134,834	$131,954
Management basis adjustments	22,881	24,225	26,741	28,414	30,341	33,117

Management basis	$190,386	$186,913	$177,385	$170,179	$165,175	$165,071

Return on average owned assets	1.36%	2.18%	1.04%	.79%	1.40%	1.90%
Return on average management assets	1.31%	2.07%	1.00%	.74%	1.23%	1.69%
Return on average management assets, adjusted for derivatives	1.33%	2.00%	1.06%	.84%	1.14%	1.31%

2

RECONCILIATIONS TO GAAP FINANCIAL MEASURES
HSBC Finance Corporation
Management Basis

	Three Months Ended

	June 30, 2006	March 31, 2006	December 31, 2005	September 30, 2005	June 30, 2005	March 31, 2005

	(dollars are in millions)
Managed Basis Risk Adjusted Revenue:
Net interest income	$2,616	$2,567	$2,432	$2,340	$2,284	$2,220
Other operating income, excluding securitization revenue and the mark-to-market on derivatives which do not qualify as effective hedges and ineffectiveness associated with qualifying hedges under SFAS No. 133	1,183	1,357	1,236	1,230	1,135	1,259
Less: Net charge-offs	(1,121)	(990)	(1,163)	(1,052)	(1,028)	(1,118)

Risk adjusted revenue	$2,678	$2,934	$2,505	$2,518	$2,391	$2,361

Management basis adjustments:
Net interest income	$314	$332	$341	$347	$371	$379
Other operating income, excluding securitization revenue and the mark-to-market on derivatives which do not qualify as effective hedges and ineffectiveness associated with qualifying hedges under SFAS No. 133	(60)	(65)	(86)	(88)	(124)	(119)
Less: Net charge-offs	(149)	(158)	(179)	(158)	(156)	(154)

Risk adjusted revenue, management basis adjustments	$105	$109	$76	$101	$91	$106

Management basis:
Net interest income	$2,930	$2,899	$2,773	$2,687	$2,655	$2,599
Other operating income, excluding securitization revenue and the mark-to-market on derivatives which do not qualify as effective hedges and ineffectiveness associated with qualifying hedges under SFAS No. 133	1,123	1,292	1,150	1,142	1,011	1,140
Less: Net charge-offs	(1,270)	(1,148)	(1,342)	(1,210)	(1,184)	(1,272)

Risk adjusted revenue, management basis	$2,783	$3,043	$2,581	$2,619	$2,482	$2,467

Average interest-earning assets:
Managed basis	$155,641	$150,771	$144,545	$134,816	$129,726	$125,869
Management basis adjustments	20,324	20,831	21,063	20,807	20,163	20,225

Management basis	$175,965	$171,602	$165,608	$155,623	$149,889	$146,094

Managed basis risk adjusted revenue	6.88%	7.78%	6.93%	7.47%	7.37%	7.50%
Management basis risk adjusted revenue	6.33%	7.09%	6.23%	6.73%	6.62%	6.75%

3

RECONCILIATIONS TO GAAP FINANCIAL MEASURES
HSBC Finance Corporation
Management Basis

	Three Months Ended

	June 30, 2006	March 31, 2006	December 31, 2005	September 30, 2005	June 30, 2005	March 31, 2005

	(dollars are in millions)
Consumer Net Charge-off Ratio:
Consumer net charge-offs:
Owned basis	$1,079	$928	$1,044	$902	$844	$856
Management basis adjustments	191	220	298	308	340	410

Management basis	$1,270	$1,148	$1,342	$1,210	$1,184	$1,266

Average consumer receivables:
Owned basis	$149,933	$143,893	$134,647	$123,163	$115,354	$108,928
Management basis adjustments	22,942	24,333	26,817	28,579	30,359	33,099

Management basis	$172,875	$168,226	$161,464	$151,742	$145,713	$142,027

Owned basis consumer net charge-off ratio	2.88%	2.58%	3.10%	2.93%	2.93%	3.15%
Management basis consumer net charge-off ratio	2.94%	2.73%	3.32%	3.19%	3.25%	3.56%

Two-Months-and-Over Contractual Delinquency Ratio:
Consumer 2+ delinquency:
Owned basis	$5,652	$5,312	$5,366	$4,861	$4,419	$4,229
Management basis adjustments	624	619	725	830	887	1,044

Management basis	$6,276	$5,931	$6,091	$5,691	$5,306	$5,273

Consumer receivables:
Owned basis	$153,779	$146,580	$139,726	$128,524	$118,532	$111,911
Management basis adjustments	22,236	23,241	25,722	27,631	29,187	31,480

Management basis	$176,015	$169,821	$165,448	$156,155	$147,719	$143,391

Owned basis consumer 2+ delinquency ratio	3.68%	3.62%	3.84%	3.78%	3.73%	3.78%
Management basis consumer 2+ delinquency ratio	3.57%	3.49%	3.68%	3.64%	3.59%	3.68%

4

RECONCILIATION TO GAAP FINANCIAL MEASURES
HSBC Finance Corporation
IFRS Management Basis

	As at June 30, 2006			As at December 31, 2005			As at June 30, 2005

		IFRS			IFRS			IFRS
		Management	IFRS		Management	IFRS		Management	IFRS
	Owned	Basis	Management	Owned	Basis	Management	Owned	Basis	Management
	Basis	Adjustments	Basis	Basis	Adjustments	Basis	Basis	Adjustments	Basis

	(dollars are in millions)
Customer Loans
Branch residential mortgage	$44,439	$(9)	$44,430	$41,270	$71	$41,341	$39,091	$152	$39,243
Correspondent residential mortgage	49,454	1,992	51,446	41,556	2,741	44,297	32,839	3,655	36,494

Residential mortgage	93,893	1,983	95,876	82,826	2,812	85,638	71,930	3,807	75,737
MasterCard/Visa(1) credit cards	24,959	717	25,676	24,110	1,709	25,819	17,421	4,771	22,192
Private label cards	2,522	16,535	19,057	2,520	17,136	19,656	2,905	15,109	18,014
Motor vehicle finance	11,723	694	12,417	10,704	1,207	11,911	8,997	1,841	10,838
Other unsecured personal lending	20,664	624	21,288	19,545	1,200	20,745	17,255	2,501	19,756
Commercial and other	198	(173)	25	208	(175)	33	253	(181)	72

Total customer loans	$153,959	$20,380	$174,339	$139,913	$23,889	$163,802	$118,761	$27,848	$146,609

(1)	MasterCard is a registered trademark of MasterCard International, Incorporated and Visa is a registered trademark of VISA USA, Inc.

5